UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 6, 2015

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

A wholly owned subsidiary of Dynegy Inc. (the “Company”) entered into an Amended and Restated Employment Agreement, dated as of May 6, 2015, with its President and Chief Executive Officer, Robert C. Flexon (the “Amendment”). The Amendment amends and restates the provisions of the Employment Agreement between the Company and Mr. Flexon dated as of June 22, 2011, as amended to date.

The Amendment provides that the term of Mr. Flexon’s employment shall continue through April 30, 2018, and be extended by additional one-year periods, if at least 90 days before the end of the term, the Company and Mr. Flexon mutually agree in writing to extend the term.  According to the terms of the Amendment, Mr. Flexon will receive a base salary of $1,100,000 annually, subject to annual adjustments.  He will continue to participate in the Company’s short-term incentive plan with an initial target award of 110% of his base salary, subject to annual review for increases, and he continues to be eligible to receive annual equity award grants pursuant to the Company’s long-term incentive plans.  In consideration of Mr. Flexon entering into the Amendment, he will be granted on May 11, 2015 a restricted stock unit award with a grant date value of $5,000,000, which shall vest on April 30, 2018.  Mr. Flexon continues to be eligible to participate in the Company’s other employee benefit plans and programs including the Executive Severance Pay Plan, as amended, and the Executive Change in Control Severance Pay Plan, as amended.  Upon termination of the Amendment, each grant of stock options and restricted stock units will vest with shares of stock delivered on the original scheduled vesting dates.  Further, upon termination, each grant of performance share units will vest and settle based on the Company’s performance at the same time as payments are made to similarly situated employees.

The foregoing summary highlights information contained in the Amendment. It does not contain all the information that may be important to you and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure

A copy of the press release issued by the Company on May 6, 2015, relating to the Amendment, is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

10.1	Amended and Restated Employment Agreement, dated as of May 6, 2015, by and between Robert C. Flexon and Dynegy Operating Company.

99.1	Press Release dated May 6, 2015 announcing Robert C. Flexon’s Amended Employment Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 6, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

10.1	Amended and Restated Employment Agreement, dated as of May 6, 2015, by and between Robert C. Flexon and Dynegy Operating Company.

99.1	Press Release dated May 6, 2015 announcing Robert C. Flexon’s Amended Employment Agreement.